Aquila Funds Trust
Aquila Three Peaks Opportunity Growth Fund

Supplement dated December 18, 2019
to the Summary Prospectus, Prospectus and Statement of Additional Information
dated April 25, 2019

The following disclosure supplements the information in the Fund's Summary Prospectus, Prospectus and Statement of Additional Information:

Investment Strategy

Effective January 1, 2020, the disclosure in the Summary Prospectus and Statutory Prospectus under "Principal Investment Strategies" and "Additional Information About Each Fund's Principal Investment Strategies" is revised to delete the following statement:

The Fund may, from time to time, hold as much as 30% of its net assets in a variety of fixed income securities of any maturity, including lower-quality corporate debt securities (often referred to as high yield or "junk" bonds).

Additional Portfolio Manager

Effective January 1, 2020, Mr. Dave Battilega joins Mr. Sandy Rufenacht and Mr. Zach Miller as a portfolio manager of Aquila Three Peaks Opportunity Growth Fund.

Mr. Battilega has been the Assistant Portfolio Manager of Aquila Three Peaks Opportunity Growth Fund, as well as Director of Trading for Three Peaks Capital Management, LLC, the Fund's Sub-Adviser, since January 2012.  Mr. Battilega has also served as the Co-Portfolio Manager of Aquila Three Peaks High Income Fund since October 2013, for which he previously served as Assistant Portfolio Manager since January 2012.  Mr. Battilega joined the Sub-Adviser in 2004 as a research analyst and later transitioned to trading and portfolio analytics.  Mr. Battilega is a graduate of the University of Northern Colorado, holding degrees in both Finance and Accounting.

Benchmark Change

Effective January 1, 2020, the Fund's primary benchmark is changed from the Russell 3000 Index to the Russell Mid Cap Index.

Please retain this supplement for future reference.

ATPOGFPS-1219